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                                                                    Exhibit 21.1

                               LEVITT CORPORATION
                                  SUBSIDIARIES

                                                           DATE OF         STATE OF
SUBSIDIARY NAME                                         INCORPORATION   INCORPORATION   BUSINESS PURPOSE
---------------                                         -------------   -------------   ----------------
SUBSIDIARIES OF LEVITT CORPORATION
Levitt and Sons, LLC                                      April 2000        Florida     Real estate developer
Core Communities, LLC                                      May 1996         Florida     Holding company
BankAtlantic Venture Partners 1, LLC                    December 1985       Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC                    December 1986       Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC                    December 1987       Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC                    December 1987       Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 7, Inc.                     March 1998        Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.                     March 1998        Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.                     March 1998        Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 10, Inc.                    March 1998        Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.                    April 1999        Florida     Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.                    April 1999        Florida     Invests in real estate joint ventures
Levitt Commercial, LLC                                   January 2001       Florida     Develops real estate.
Levitt Capital, LLC                                        May 2002         Florida     Real estate financing and leasing
Miami River Partners, LLC                                  May 1998         Florida     Invests in real estate joint ventures

SUBSIDIARIES OF LEVITT COMMERCIAL, LLC

Levitt Commercial Development LLC                        January 2001       Florida     Develops real estate.
Levitt Commercial High Ridge, LLC                         March 2002        Florida     Real Estate Developer
Levitt Commercial High Ridge II, LLC                      March 2002        Florida     Real Estate Developer
Levitt Commercial Boynton Commerce Center, LLC          September 2003      Florida     Real Estate Developer
Levitt Commercial Andrews, LLC                          November 2003       Florida     Real Estate Developer

SUBSIDIARIES OF CORE COMMUNITIES, LLC

St. Lucie West Development Company, LLC                    May 1996         Florida     Holds real estate
St. Lucie West Realty, LLC                                July 1986         Florida     Sale of real estate
St. Lucie Farms, LLC                                    September 2000      Florida     Holds real estate
Lake Charles Development Company, LLC                      May 1996         Florida     Develops real estate
Core Commercial Realty, LLC                              October 1999       Florida     Sells real estate
Horizons St. Lucie Development, LLC                       April 1999        Florida     Develops real estate
Horizons Acquisitions 6, LLC                            December 2001       Florida     Develops real estate
Tradition Brewery, LLC                                     May 2002         Florida     Inactive
Somerset Realty, LLC                                       May 2002         Florida     Real Estate
Horizons Acquisitions 7, LLC                               May 2002         Florida     Develops real estate
Live Oak Commercial, LLC                                September 2002      Florida     Real Estate Developer
Tradition Development Company, LLC                        March 1998        Florida     Real Estate Developer
Tradition Village Center, LLC                           December 2002       Florida     Real Estate Developer
Tradition Mortgage, LLC                                 December 2002       Florida     Real Estate Developer
Tradition Construction, LLC                             December 2002       Florida     Real Estate Developer
Tradition Irrigation Company, LLC                       December 2002       Florida     Real Estate Developer
Tradition Health & Fitness, LLC                         December 2002       Florida     Real Estate Developer
Tradition Realty, LLC                                   December 2002       Florida     Real Estate Developer
Tradition Title Company, LLC                            December 2002       Florida     Real Estate Developer

                               LEVITT CORPORATION
                                  SUBSIDIARIES

                                                           DATE OF         STATE OF
SUBSIDIARY NAME                                         INCORPORATION   INCORPORATION   BUSINESS PURPOSE
---------------                                         -------------   -------------   ----------------
Horizons Acquisition 2, LLC                               June 2002         Florida     Develops real estate
Horizons Acquisition 5, LLC                              January 2003       Florida     Develops real estate
Tradition Outfitters, LLC                                January 2004       Florida     Real Estate Developer

SUBSIDIARIES OF HORIZONS ST. LUCIE DEVELOPMENT, LLC

Horizons Acquisition 1, LLC                               June 2002         Florida     Real Estate Developer
Horizons Acquisitions 3, LLC                              June 2002         Florida     Real Estate Developer
Horizons Acquisitions 4, LLC                            September 2002      Florida     Real Estate Developer

SUBSIDIARIES OF LEVITT AND SONS, LLC

Levitt and Sons, Inc.                                   December 2001       Florida     Inactive
Levitt & Sons Incorporated                              December 1997      Delaware     Inactive
BankAtlantic Venture Partners 5, LLC                    December 1987       Florida     Invests in real estate joint ventures
Levitt and Sons of Manatee County, LLC                     May 1988         Florida     Real estate developer
Cascades by Levitt and Sons, LLC                        November 1992       Florida     Real estate developer
Regency Hills by Levitt and Sons, LLC                    October 1988       Florida     Real estate developer
Levitt Homes, LLC                                       February 1976       Florida     Real estate developer
Levitt Industries, LLC                                   October 1979       Florida     Inactive
Magnolia Lakes by Levitt and Sons, LLC                  December 1985       Florida     Real estate developer
Levitt Realty Services, Inc.                             October 1990       Florida     Real estate broker
Levitt Realty Services, LLC                             December 2001       Florida     Inactive
Levitt and Sons at Hunter's Creek, LLC                    June 1990         Florida     Inactive
Avalon Park by Levitt and Sons, LLC                      August 1996        Florida     Real estate developer
Levitt Construction Corp., East                          October 1979       Florida     General contractor
Levitt Construction East, LLC                           December 2001       Florida     General contractor
Levitt Homes Bellaggio Partners, LLC                       May 1987         Florida     Invests in real estate joint ventures

SUBSIDIARIES OF LEVITT INDUSTRIES, LLC

Summerport by Levitt and Sons, LLC                       August 1996        Florida     Real estate developer
Lev-Brn, LLC                                              July 1988         Florida     Invests in real estate joint ventures

SUBSIDIARIES OF LEVITT HOMES, LLC
Bellaggio by Levitt and Sons, LLC                         June 1986         Florida     Real estate developer
Hampshire Homes, LTD                                      June 1986        Maryland     Holds real estate.
Levitt at Amherst, LLC                                   October 1987       Florida     General partner in real estate development
Levitt at Huntington Lakes, LLC                          October 1994       Florida     Develops real estate
Levitt at Twin Acres, LLC                               December 1993       Florida     General partner in real estate development
Levitt at Westchester West, LLC                         September 1988      Florida     General partner in real estate development
Levitt at Westchester, LLC                               October 1987       Florida     Inactive
Levitt Hagen Ranch, LLC                                   March 1998        Florida     General partner in real estate development
Levitt Homes at Waters Edge, Inc.                        August 1988       New York     Inactive
LM Mortgage Company, LLC                                  April 1999        Florida     Mortgage broker
The Villages at Emerald Lakes, LLC                        July 1990         Florida     Inactive
U.F.C. Title Insurance Agency, LLC                      November 1984       Florida     Title agent